Schedule 14A Information
              Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant                     /X/

Filed by a party other than the Registrant  / /

Check the appropriate box:
                                            / /  Confidential, for
/ / Preliminary Proxy Statement             Use of the Commission
/X/ Definitive Proxy Statement              Only (as permitted by
/ / Definitive Additional Materials         Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

    Advance Capital I, Inc.
    ------------------------------------------------
    (Name of Registrant as Specified in Its Charter)

    Kathy J. Harkleroad
    ------------------------------------------------
    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11
      (1) Title of each class of securities to which transaction applies:

            -------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

            -------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

            -------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            -------------------------------------------------------
      (5)   Total fee paid:

            -------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           ------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

           ------------------------------------------------
      (3)  Filing Party:

           ------------------------------------------------
      (4)  Date Filed:

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


                            ADVANCE CAPITAL I, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on July 24, 1998
--------------------------------------------------------------------

     The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC.
(the Company), will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 24, 1998 at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

     1.     To elect five Directors to hold office until the next
            Annual Meeting of Shareholders or until their successors have been elected and qualified;

     2. To ratify the selection of Price Waterhouse LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998;

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 29, 1998, are entitled to notice of and to vote at the meeting.


                              By Order of the Board of Directors

                              Kathy J. Harkleroad, Secretary


One Towne Square, Suite 444
Southfield, Michigan 48076
June 19, 1998
------------------------------------------------------------------

                       YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                        ADVANCE CAPITAL I, INC.
                           PROXY STATEMENT
               FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON JULY 24, 1998

                            INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the Board) of Advance Capital I, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders (the Meeting) of the Company to be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 24, 1998 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Company. In addition, certain Officers and Directors of the Company and of Advance Capital Management, Inc. the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail.

     All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for Directors hereinafter listed and for Proposal (2). The vote of a majority of the outstanding voting securities, voting in aggregate without regard to class, is necessary to determine the election of Directors and Proposal (2). A "majority" is defined by the Investment Company Act of 1940 as the vote, "(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company whichever is the less." Abstentions are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the meeting) at any time before it is exercised.

     The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of the Funds is June 19, 1998.

     Each Company share and each fractional share outstanding at the close of business on May 29, 1998, is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of May 29, 1998, 3,303,947 Class A shares, 382,830 Class B shares, 6,816,004 Class C shares and 19,603,251 Class E shares, all with a $.001 par value, were outstanding.

     As of May 29, 1998 the following individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of the Company or of the particular Class of shares:

			Name and Address           Shares        Percent
                        ----------------           ------        -------
Classes
A, C & E		Nothing to report

Class B		        Dezena Mary Houghton       22,333        5.8%
			Revocable Living Trust
			13558 Ward Street
			Southgate, MI 48195

			William E. Ross            22,070        5.8%
			95 Spring Run Drive
			RR#2 Box 3303-A
			Grayling, MI 49738

			Orchard Furniture Company  20,238        5.3%
			7395 Camelot
			West Bloomfield, MI 48322

			Jack M. Carter             19,183        5.0%
			365 Sand Point
			Mead, OK  73449

PROPOSAL 1:  ELECTION OF DIRECTORS

        The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers.

     The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All Directors were present at all meetings during the 1997 year. The Company does not have any committees of the Board.

     At the Meeting, five Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the Board members have been previously presented to the shareholders for election.

     All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below.

Name, Position with             Principal Occupations or
the Company, and Age            Employment During Past Five Years
--------------------            ----------------------------------

Joseph A. Ahern, Esquire        Attorney and Partner, Stark,
Director since 1995             Reagan & Finnerty, P.C.
Age 40

Richard W. Holtcamp		Retired General Manager-Marketing,
Director since 1989             Michigan Bell Telephone;
Age 64         			Director of Marketing & Consultant,
                                Fishburn & Co., Inc.

Harry Kalajian                  Retired Executive Vice President,
Director since 1996             Finance & External Affairs, Michigan
Age 66		                Bell Telephone; Treasurer, WTVS Public
                                Television, Channel 56 Detroit; Vice
                                Chairman, Board of Trustees, Grace
                                Hospital, Detroit

John C. Shoemaker *             President and Director, Advance Capital
President and Director          I, Inc.; President, Advance Capital
since inception (1987)          Management, Inc., the Company's
Age 52                          Investment Adviser


Frank R. Zimmerman              Retired President, Illinois Bell Telephone
Director since 1991             Company; Director, Executive Service Corp.
Age 66                          of Chicago; Director, First Methodist
		 	        Episcopal Aid Society

   * "Interested person" of the Company as defined in the Investment Company Act of 1940.

Ownership of Advance Capital I Shares

     The following table provides information regarding shares beneficially owned, directly or indirectly, by the Directors of the Company as of May 29, 1998.

		Name of Beneficial Owner      Shares       Percent
                ------------------------      ------       -------
Class A	        Joseph A. Ahern                1,563       *
                Richard W. Holtcamp            3,253       *
                Harry Kalajian                   997       *
                John C. Shoemaker             12,310       *
                Frank R. Zimmerman             4,738       *
Class B         John C. Shoemaker              3,763       1.0%
Class C         Richard W. Holtcamp            2,758       *
                Harry Kalajian                 1,091       *
                John C. Shoemaker              8,635       *
Class E         Frank Zimmerman                  671       *

* Less than 1.0%

     Shares beneficially owned, directly or indirectly, by the Directors and Officers as a group are 74,808, 3,763, 12,484 and 671 shares representing 2.3%, 1.0%, 0.2% and 0.0% of Class A, Class B, Class C and Class E stock, respectively.

Compensation of Directors and Executive Officers

     Certain information concerning the executive officers of the Company is set forth below.

Name, Office Held                       Principal Occupations or
with the Company, Age                   Employment During Past Five Years
---------------------                   ---------------------------------

John C. Shoemaker			President and Director, Advance
President                               Capital I, Inc.; President, Advance
Age 52                                  Capital Management, Inc.

Robert J. Cappelli			Vice President and Treasurer,
Vice President and Treasurer            Advance Capital I, Inc.; President,
Age 46                                  Advance Capital Services, Inc.

Charles J. Cobb                         Vice President, Advance Capital I,
Vice President                          Inc.; Regional Representative,
Age 34                                  Advance Capital Services, Inc.;
                                        Controller, Advance Capital I, Inc.,
                                        Advance Capital Group, Inc.

Kathy J. Harkleroad                     Secretary, Advance Capital I, Inc.;
Secretary                               Director of Client Services, Advance
Age 45                                  Capital Services, Inc.

     John C. Shoemaker has held office since the inception of the Company (1987). Mr. Cappelli held the office of Secretary from inception to 1996 and was appointed Treasurer in 1992 and Vice President in 1996. Mr. Cobb was appointed Vice President in 1996. Ms. Harkleroad was appointed Secretary in 1996.

     The Officers of the Company receive no direct compensation from the Company. Certain Officers and Directors of the Company are also Officers and Directors of; 1) Advance Capital Management, Inc. (MANAGEMENT), the investment adviser, 2) Advance Capital Services,
Inc., (SERVICES) the Company's distributor of fund shares and Advance Capital Group, Inc. (GROUP), the Company's administrator, transfer agent and dividend disbursing agent. GROUP and its subsidiaries pay the salaries of the Company's officers.

     John C. Shoemaker is President of the Company and a Director. He receives no compensation from the Company for his service as a Director.

     Only the independent Directors (those Directors who are not "interested persons" as that term is defined by the Investment Company Act of 1940), Messrs. Ahern, Holtcamp, Kalajian and
Zimmerman received compensation from the Company for their service as Directors. During 1997, fees for the independent Directors were set at $2,500 annually plus $100 for each meeting attended before July and $250 for each meeting attended thereafter. The aggregate fees paid to all Directors as a group for the year ended December 31, 1997, totaled $12,800. Directors were also reimbursed for expenses incurred in attending the meetings.

     The Board recommends that you vote FOR the nominees.

PROPOSAL 2:  SELECTION OF ACCOUNTANTS

     The members of the Board, including a majority who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected Price Waterhouse LLP to serve as independent accountants for the fiscal year ending December 31, 1998, subject to the ratification by the Company's shareholders at the Meeting. The accounting firm of Price Waterhouse LLP has no direct financial interest or material indirect financial interest in the Company. Representatives of Price Waterhouse LLP are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

     The following summarizes Price Waterhouse LLP's accounting services for the fiscal year ending December 31, 1998: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); and routine consultation on financial accounting and reporting matters.

     The Board authorized all services performed by Price Waterhouse LLP for the Company during 1997. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence. Price Waterhouse LLP has audited the Company's books since 1995.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of Price Waterhouse LLP.

     The Board recommends that the shareholders vote FOR the ratification of the selection of independent accountants.

PROPOSAL 3:  OTHER BUSINESS

     The management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The Company's investment adviser, Advance Capital Management, Inc. (MANAGEMENT), is a Michigan corporation established in 1986 for the purpose of providing investment management services. MANAGEMENT is a registered investment adviser with the Securities and Exchange Commission. MANAGEMENT charged investment advisory fees to the Company of $1,886,987 for 1997. MANAGEMENT is a wholly-owned subsidiary of Advance Capital Group, Inc.

     T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.

     The Company's distributor, Advance Capital Services, Inc. (SERVICES), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. SERVICES charged distribution fees to the Company of $799,482 for 1997. SERVICES is a wholly-owned subsidiary of Advance Capital Group, Inc. The
Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. (GROUP).

     The owners of GROUP and the Directors and Officers of MANAGEMENT and SERVICES are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.

Position        GROUP       SERVICES       MANAGEMENT       COMPANY
--------        -----       --------       ----------       -------
Owners          Cappelli    GROUP          GROUP            Shareholders
                Rathka
                Shoemaker

Directors       Cappelli    Cappelli       Cappelli         Ahern
                Rathka      Rathka         Rathka           Holtcamp
                Shoemaker                  Shoemaker        Kalajian
                                                            Shoemaker
                                                            Zimmerman

President       Rathka      Cappelli       Shoemaker        Shoemaker

Vice President  Shoemaker   Shoemaker      Cappelli         Cappelli
                                                            Cobb

Treasurer       Cappelli    Rathka         Rathka           Cappelli

Secretary       Shoemaker   Shoemaker      Shoemaker        Harkleroad

SHAREHOLDERS PROPOSALS

     Proposals of shareholders which are intended to be presented at the annual meeting of the shareholders of the Company to be held in 1999 must be received by the Company for inclusion in the proxy statement and form of proxy relating to that meeting on or before March 1, 1999.

FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 1997 and the Statement of Operations of the Company for the year ended December 31, 1997 reported on by Price Waterhouse LLP, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to:
Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day via first class U.S. mail.


     If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at
(800) 345-4783.

                           By Order of the Board of Directors

                           Kathy J. Harkleroad, Secretary
June 19, 1998

EDGAR Appendix

This appendix contains the form of Proxy.

PROXY
ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Equity Growth, Bond, Balanced and Retirement Income Funds)

   The undersigned hereby appoints John C. Shoemaker and Robert J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 29, 1998, at the Annual Meeting of Shareholders of the Company to be held on Friday, July 24, 1998 or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 19, 1998.

   This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

   Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

                                           Dated:            , 1998
                                                  -----------

                                           ------------------------
                                           Signature

                                           ------------------------
                                           Signature (If Joint Account)

                                           ------------------------
                                           Title (If Applicable)

---------------------------------------------------------------------
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below.  If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
---------------------------------------------------------------------
1. Election of     FOR all nominees listed______ WITHHOLD AUTHORITY_____
   directors.      below (except as marked       to vote for all nominees
                   to the contrary)              listed below

   (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

   Joseph A. Ahern,  Richard W. Holtcamp,  Harry Kalajian,
   John C. Shoemaker,  Frank R. Zimmerman

                                                        FOR   AGAINST  ABSTAIN
2. Ratify the selection of Price Waterhouse LLP as
   independent accountants of the Company.              ----    ----    ----

3. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.

                                                        NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting
   of Shareholders please indicate the number
   attending the meeting and/or luncheon.     -------Meeting -------Luncheon